CHURCHILL TAX-FREE FUND OF KENTUCKY
Supplement Dated As Of October 28, 2011
to the Prospectus
Dated April 24, 2011

The subheading “Portfolio Manager” under the section “Management” is replaced by the following:

Portfolio Managers – Mr. Todd Curtis has been the Fund’s portfolio manager since 2009.  Mr. Royden Durham has served as co-portfolio manager since 2011.  Mr. James Thompson has served as back-up portfolio manager since 2009.

The following paragraph is added under the caption “Information about the Manager”:

Mr. Royden Durham has served as co-portfolio manager of the Fund since 2011.  Mr. Durham has thirty-three years experience in the financial services industry.  Mr. Durham is a graduate of Heidelberg College with a B.A. in Economics and German.  Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

The material under the caption “Redemption of CDSC Class A Shares” in the Prospectus is replaced with the following:

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of the same age-dated share lot(s). The amount of the CDSC, is calculated based on the lesser of the net asset value of an age-dated share lot at the time of purchase or at the time of redemption, according to the following table:

CDSC You Will Pay on Redemption of Each Age-Dated Share Lot
Value of Share Lot(s)	During First Two Years After Purchase
$1 million and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50% in year 1 0.25% in year 2
Over $5 million	None

A series of investments may increase the total value of an account so that subsequent purchases of age-dated share lots qualify for a shorter holding period and a lower CDSC, as described in the table above, without altering the holding period or CDSC for earlier age-dated share lots acquired at a lower total account value.

However, it is not the Fund’s intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The material under the caption “’Are there any reinvestment privileges?’” in the Prospectus is replaced with the following:

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

CHURCHILL TAX-FREE FUND OF KENTUCKY
Supplement Dated As Of October 28, 2011
to the Statement of Additional Information
Dated April 24, 2011

Mr. Theodore T. Mason retired from the Board of Trustees as of September 20, 2011 and became a Trustee Emeritus.

The following paragraph is added under the caption “Additional Information about the Portfolio Managers”:

Mr. Royden Durham is co-portfolio manager of the Fund.  Mr. Durham manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Durham does not currently own shares of the Fund.  Mr. Durham intends to purchase shares of the Fund in due course.

The captions “Redemption of CDSC Class A Shares” and “Broker/Dealer Compensation - CDSC Class A Shares” in the Statement of Additional Information are replaced with the following:

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you must pay a special CDSC upon redemption of the same age-dated share lot(s).  The amount of the CDSC is calculated based on the lesser of the net asset value of an age-dated share lot at the time of purchase or at the time of redemption.  As stated in the Prospectus it is the Fund’s intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as indicated in the following table:

Value of Share Lot(s)	CDSC You Will Pay on Redemption	Commission Paid to Broker/Dealer
$1 million and up to $2.5 million	1% in years 1 & 2	1%
	None	0.50% in 2 payments over 2 years
Over $2.5 million and up to $5 million	0.50% of 1% in year 1 0.25% of 1% in year 2	0.50%
	None	0.25% in 2 payments over 2 years
Over $5 million	None	0.25%

A series of investments may increase the total value of an account so that subsequent purchases of age-dated share lots qualify for a shorter holding period and a lower CDSC, as described in the table above, without altering the holding period or CDSC for earlier age-dated share lots acquired at a lower total account value.

This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than two years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first, unless you specifically request the redemption of CDSC shares.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.  If you exchange your CDSC Class A Shares for shares of an Aquila money market fund that is accepting exchanges (see “Exchange Privilege” below), running of the 24-month holding period for those exchanged shares will be suspended for as long as you hold the money-market fund shares.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%